Certifications

---------------

I, Charles E. Porter, the Principal Executive Officer of the funds listed on

Attachment A, certify that:

1.  I have reviewed each report on Form N-Q of the funds listed on

Attachment A:

2.  Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3.  Based on my knowledge, the schedules of investments included in each report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the

Investment Company Act of 1940) for the registrants and have:

a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)  evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within

90 days prior to the filing date of this report, based on such evaluation;

and

d)  disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  The registrant’s other certifying officer and I have disclosed to each registrant’s auditors and the audit committee of each registrant’s board of directors (or persons performing the equivalent functions):

a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant’s ability to record, process,

summarize, and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant’s internal control over financial reporting.

/s/ Charles E. Porter

-------------------------------------

Date: September 27, 2005

Charles E. Porter

Principal Executive Officer

Certifications

---------------

I, Steven D. Krichmar, the Principal Financial Officer of the funds listed on Attachment A, certify that:

1.  I have reviewed each report on Form N-Q of the funds listed on

Attachment A:

2.  Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3.  Based on my knowledge, the schedules of investments included in each report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the

Investment Company Act of 1940) for the registrants and have:

a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)  evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within

90 days prior to the filing date of this report, based on such evaluation;

and

d)  disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  The registrant’s other certifying officer and I have disclosed to each registrant’s auditors and the audit committee of each registrant’s board of directors (or persons performing the equivalent functions):

a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect each registrant’s ability to record, process,

summarize, and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant’s internal control over financial reporting.

/s/ Steven D. Krichmar

----------------------------------

Date: September 27, 2005

Steven D. Krichmar

Principal Financial Officer

Attachment A

--------------------------------------------

NQ

Period (s) ended July 31, 2005

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2OV Putnam Mid-Cap Value Fund

002 The Putnam Fund for Growth and Income

2II Putnam Capital Opportunities Fund

840 Putnam Utilities Growth and Income Fund

005 Putnam Global Equity Fund

008 Putnam Convertible Income-Growth Trust

052 Putnam Managed Municipal Income Trust

183 Putnam Municipal Bond Fund

582 Putnam Municipal Opportunities Trust

004 Putnam Income Fund

184 Putnam California Investment Grade Municipal Trust

185 Putnam New York Investment Grade Municipal Trust

2MI Putnam Tax Smart Equity Fund

041 Putnam Global Income Trust